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                                                                EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 of Atmos Energy Corporation of our report dated February 14, 1997 appearing in the Annual Report on Form 10-K for the year ended December 31, 1996 of United Cities Gas Company.

                                             /s/ ARTHUR ANDERSEN LLP
                                             -----------------------
                                                 Arthur Andersen LLP

Nashville, Tennessee
April 16, 1998